SUPPLEMENT DATED JANUARY 30, 2013 TO THE PROSPECTUS
DATED JULY 31, 2012

Arden Sage Multi-Strategy Fund, L.L.C.
(the “Fund”)

Effective January 2013, Paul S. Platkin and Matthew Bianco will no longer be members of the Fund’s Investment Committee.  Otherwise, the composition of the Fund’s Investment Committee remains unchanged.  There are no material changes to the Fund’s principal investment strategies that are currently being contemplated.  However, some shifts in the Fund’s investment style are anticipated, including a potential greater focus on relative value strategies (with a somewhat lesser emphasis on long short strategies), and an active focus on reducing the Fund’s illiquid positions (i.e., side pocket holdings).

Please retain this Supplement for future reference.